THE GROWTH FUND OF WASHINGTON, INC.

                                     Part B
                      STATEMENT OF ADDITIONAL INFORMATION
                                  May 1, 1998
		   (As amended September 17, 1998)
                          1101 Vermont Avenue, NW
                          Washington, D.C. 20005
                            (202) 842-5665

 The Growth Fund of Washington, Inc. (the "Fund") is a diversified, open-end investment company that seeks long-term capital growth by investing primarily in securities of companies headquartered or having a major place of business in Washington, D.C., Maryland or Virginia. This Statement of Additional Information relating to the Fund is not a prospectus and should be read in conjunction with the Fund's Prospectus. A copy of the Fund's Prospectus can be obtained by writing or calling the Secretary of the Fund at the above address. The date of the Prospectus to which this statement relates is May 1, 1998.
                           __________________________

                   Vista Fund Distributors, Inc.
                             Distributor

               Washington Management Corporation
                         Business Manager

            Washington Investment Advisers, Inc.
                        Investment Adviser

                               TABLE OF CONTENTS

CAPTION                                                     PAGE



General Information and History                             3

Investment Objective and Policies                           3

Management of the Fund                                      8

Directors and Director Compensation                         8

Investment Advisory and Other Services                      9

Execution of Portfolio Transactions and Brokerage Allocation   12

Purchase, Redemption and Pricing of Securities Being Offered   13

Determination of Net Asset Value                            15

Tax Status                                                  15

Investment Results                                          17

Financial Statements                                        18


                        GENERAL INFORMATION AND HISTORY
 The Growth Fund of Washington, Inc. (the "Fund") is a diversified, open-end investment company that seeks long-term capital growth by investing primarily in securities of companies headquartered or having a major place of business in Washington, D.C., Maryland or Virginia. The Fund was incorporated under the laws of the State of Maryland on May 24, 1985.
 Washington Management Corporation, a wholly-owned subsidiary of The Johnston-Lemon Group, Incorporated ("JLG"), is the Fund's Business Manager. Washington Investment Advisers, Inc., a wholly-owned subsidiary of JLG, is the Fund's Investment Adviser. Vista Fund Distributors, Inc., a wholly-owned subsidiary of The BISYS Group, Inc., is the Distributor of the Fund's shares.
 The Investment Adviser believes economic and demographic strengths of the Washington-Maryland-Virginia area benefit both area businesses and their shareholders. In the opinion of the Investment Adviser, one measure of such strengths is the performance of area securities as reflected in the Johnston, Lemon Index (the "Index"), an unmanaged index of the common stocks of 30 Washington area companies, which is published weekly in THE WASHINGTON POST. The Fund is not required to invest in stocks in the Index, and may invest a large portion or all of its assets in stocks not in the Index, so the performance of the Fund could be better or worse than the performance of the Index. Past performance of the Index does not predict future performance of the Index or the Fund. Johnston, Lemon & Co. Incorporated ("Johnston, Lemon"), a Washington, D.C. based regional brokerage firm and a member of the New York Stock Exchange, developed the Index. Johnston, Lemon is a wholly-owned subsidiary of JLG.
 Washington Investment Advisers, Inc. has adopted a personal investing policy based upon Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; disclosure of personal holdings by certain investment personnel prior to recommendation for purchase for the Fund; blackout periods for certain investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.
                       INVESTMENT OBJECTIVE AND POLICIES

U.S. Government Securities and Other Short-Term Securities
These securities may include direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds), federal agency obligations guaranteed as to principal and interest by the U.S. Treasury, and certain securities issued by U.S. Government instrumentalities and certain federal agencies which securities are neither direct obligations of, nor guaranteed by, the Treasury. These latter securities, however, generally involve federal sponsorship in one way or another; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. Other short-term securities may also include commercial paper issued by domestic corporations rated at the time of purchase Prime-1 by Moody's Investors Service, Inc. or A-1 by Standard & Poor's Corporation, or certificates of deposit issued by U.S. Banks having assets in excess of $1 billion. In addition, the Fund may enter into repurchase agreements with banks or broker-dealers with respect to such securities.

Options
 The Fund may, to a limited extent, engage in transactions involving options, as described in the Prospectus.
Covered Call Options
 The Fund may write covered call options on its portfolio securities. The writing of covered call options by the Fund is subject to limitations imposed by certain state securities authorities. The Fund has been advised that under the most restrictive of such limitations currently in effect, no more than 25% of the Fund's net assets may be subject to covered options. Further, such options and the securities underlying the call must both be listed on a national securities exchange.
 When the Fund sells an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction (i.e., the Fund terminates its obligation as the writer of the option by purchasing a call option on the same security with the same exercise price and expiration date as the option previously written), the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option was sold) and the deferred credit related to such option will be eliminated. If an option is exercised, the Fund will realize a long-term or short-term gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the net premium originally received. The writing of covered options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which options are written will be segregated on the books of the Fund's custodian.
Purchasing Put Options
 The Fund may purchase exchange traded put options to protect its portfolio holdings in an underlying security against a substantial decline in market value. Such hedge protection is provided during the life of the put options since the Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized on its underlying security by the premium paid for the put option and by transaction costs.
Loans of Portfolio Securities
     The Fund may lend its portfolio securities provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities, cash or cash equivalents adjusted daily to have a market value at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and regain the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the Fund. In addition, it is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. Before the Fund enters into a loan, the Fund's Investment Adviser considers all relevant facts and circumstances including the creditworthiness of the borrower.
Investment Restrictions
 The Fund has adopted the following restrictions which, together with its investment objective, are its fundamental policies. These fundamental policies cannot be changed without approval of the holders of a majority (as defined in the Investment Company Act of 1940, the "Act") of the Fund's outstanding shares. The Act defines "majority" as the lesser of (1) 67% of the Fund's outstanding shares present at a meeting at which the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the Fund's outstanding shares.
     The Fund may not:
 (1) borrow money, except for temporary or emergency purposes and not for investment purposes and then only from banks in an amount not exceeding at the time of borrowing the lesser of 10% of the Fund's total assets taken at cost or 5% of the market value of the Fund's total assets;
 (2) underwrite any securities issued by other persons, except to the extent that the purchase of portfolio securities and the later disposition thereof may be deemed to be underwriting;
 (3) purchase or sell real estate, but this shall not prevent the Fund from investing in securities secured by real estate or interests therein;
 (4) purchase or sell commodities, commodities contracts or oil, gas or other mineral exploration or development programs (although it may invest in companies which own or invest in such interests);
 (5) make loans to other persons, except to the extent that the purchase of debt obligations in accordance with the Fund's investment objectives is considered the making of loans, and except that the Fund may (i) lend its portfolio securities and (ii) enter into repurchase agreements;
 (6) purchase any securities which would cause 25% or more of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation in respect to investments in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities;
 (7) issue senior securities except as appropriate to evidence indebtedness which it is permitted to incur;
 (8) with respect to 75% of its assets, invest more than 5% of its total assets (taken at market value) in the securities of any one issuer;
 (9) with respect to 75% of its assets, purchase more than 10% of the voting securities of any one issuer (except for investments in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities). In order to comply with current state rules this restriction shall be applicable to 100% of the Fund's assets, but may be lowered to no less than 75% without shareholder approval if state rules are changed.
      The following restrictions are not fundamental and may be changed by the Fund without shareholder approval, in compliance with applicable law, regulation, or regulatory policy. The Fund may not:
 (a) make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions;
 (b) purchase or sell any put or call options or any combination thereof, except to the extent described above and in the Prospectus under "Investment Objective, Policies and Techniques";
 (c) purchase any securities subject to legal or contractual restrictions on the resale thereof, or purchase securities which are not readily marketable, or enter into repurchase agreements not terminable within seven business days, if such purchase or entering into a repurchase agreement would cause more than 10% of the value of its total assets to be invested in such securities and such repurchase agreements;
 (d) purchase securities of any issuer with a record of less than three years continuous operation, including predecessors, except obligations issued or guaranteed by the U.S. Government or its agencies, if such purchase would cause the investments of the Fund in all such issuers to exceed 5% of the value of its total assets;
 (e) invest its assets in securities of other open-end investment companies, but may invest up to 5% of its assets in closed-end investment companies, and may (together with other investment companies having the same investment adviser or controlled by the Fund or such other investment companies) purchase or acquire up to 10% of the outstanding voting stock of a closed-end fund, and may acquire securities of other investment companies as part of a merger, consolidation or acquisition of assets;
 (f) purchase warrants of any issuer if, as a result more than 2% of the value of its total assets would be invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange, or more than 5% of the value of its total assets would be invested in warrants whether or not so listed, such warrants in each case to be valued at market or fair value, but assigning no value to warrants acquired by the Fund in units with or attached to debt securities.
 (g) pledge, mortgage or hypothecate its assets, (i) except to the extent that the writing of covered call options may be deemed to involve the pledge of securities against which the option is being written and (ii) except to secure borrowings permitted by subparagraph (1) above, it may pledge securities having a value at the time of pledge not exceeding 15% of the cost of its total assets.
 For the purposes of subparagraphs (1), (6), (c), (d) and (f) "value" shall mean the value used in determining the Fund's net asset value.
 All percentage limitations shall be computed as of the time of making the investment or taking the action to which the limitation refers. Moreover, any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, the restricted activity. MANAGEMENT OF THE FUND
FUND DIRECTORS AND OFFICERS
Directors and Director Compensation
(with their principal occupations during the past five years)#

Name and Address                      Position with   Principal Occupation(s) during   Aggregate Compensation from   Total
Compensation from
                                      Registrant      Past 5 Years#            Registrant during Fiscal Year ended   Registrant and
Fund
                                                                               12/31/97                     Complex/3/

Cyrus A. Ansary                       Director        President, Investment Services   $1,600                       $1,600

1725 K Street, NW Suite 410                           International Co.
Washington, DC  20006
Age: 64

*James H. Lemon, Jr./1,2/             Chairman of the   Chairman and Chief Executive        0                            0

Age: 62                               Board           Officer, The Johnston-Lemon

                                                      Group, Incorporated

*Harry J. Lister/1,2/                 President and   President and Director,        0                            0
Age: 62                               Director        Washington Management
                                                      Corporation

T. Eugene Smith                        Director       President, T. Eugene Smith, Inc.   $2,000                       $2,000

666 Tintagel Lane
McLean, VA 22101
Age: 67

Leonard P. Steuart II                 Director        Vice President, Steuart   $2,000                       $2,000
5454 Wisconsin Avenue                                 Investment Company
Chevy Chase, MD 20815
Age: 63

Margita E. White                      Director        President, Association for   $2,000                       $2,000

1776 Massachusetts Ave., NW                           Maximum Service Television,

Suite 310                                             Inc.
Washington, DC  20036
Age: 60


#Positions within the organizations listed may have changed during the period.
* Address is 1101 Vermont Avenue, NW, Washington, DC  20005
/1/ James H. Lemon, Jr. and Harry J. Lister are affiliated with the Business Manager and, accordingly, receive no remuneration from the Fund.
/2/ Directors who are considered "interested persons" as defined in the Act. The Fund pays all Directors who are not "interested persons" an attendance fee of $400 per meeting and $200 for each committee meeting attended. The total compensation paid by the Fund to such Directors for the fiscal year ended December 31, 1997 was $7,600. All directors who are not "interested persons" of the Fund serve on the Contracts, Audit and Nominating Committees. No officers, directors or employees of the Business Manager or Investment Adviser receive remuneration directly from the Fund.
/3/ No director serves on any other fund boards in the complex and none has any pension or retirement benefits from the Fund.
    Officers
(with their principal occupations during the past five years)#
* Stephen Hartwell (Age: 83), EXECUTIVE VICE PRESIDENT. Washington Management Corporation, Chairman
* Howard L. Kitzmiller (Age: 67), SENIOR VICE PRESIDENT, SECRETARY/TREASURER AND CHIEF FINANCIAL OFFICER. Washington Management Corporation, Senior Vice President, Secretary, Assistant Treasurer and Director
* Prabha S. Carpenter (Age: 44), VICE PRESIDENT. Washington Investment Advisers, Inc., Vice President
* Lois A. Erhard (Age: 45), VICE PRESIDENT. Washington Management Corporation, Vice President
* Michael W. Stockton (Age: 31), ASSISTANT VICE PRESIDENT, ASSISTANT SECRETARY AND ASSISTANT TREASURER. Washington Management Corporation, Assistant Vice President, Assistant Secretary and Assistant Treasurer
* J. Lanier Frank (Age: 37), ASSISTANT VICE PRESIDENT. Washington Management Corporation, Assistant Vice President


#Positions within the organizations listed may have changed during the period.
* Address is 1101 Vermont Avenue, NW, Washington, DC  20005
 Directors of the Fund, acting on behalf of shareholders, direct and coordinate the Fund's overall policy and have retained the services of the Business Manager and Investment Adviser to operate the Fund.
 As of April 6, 1998 and directors as a group owned beneficially or of record approximately 144,000 shares of the Fund (6%).
                     INVESTMENT ADVISORY AND OTHER SERVICES
 As compensation for services rendered to the Fund, the Fund pays the Investment Adviser a fee, computed daily and paid monthly, of .375% per annum on the Fund's net assets up to $100,000,000, decreasing to .35% per annum on the net assets in excess of $100,000,000. The Fund also pays the Business Manager, as compensation for services rendered to the Fund, a fee computed daily and paid monthly, of .375% per annum on the Fund's net assets up to $40,000,000, decreasing to .30% on the next $60,000,000 of net assets and .25% per annum on net assets in excess of $100,000,000. During the fiscal year ended December 31, 1997 the Business Manager received a fee of $190,793 and the Investment Adviser $201,092. During fiscal year ended December 31, 1996, the Business Manager received $172,781 and the Investment Adviser received $178,474. Comparable fees for the fiscal year ended December 31, 1995 were $147,686 and $148,597 respectively.
 Subject to the supervision and direction of the Fund's Board of Directors, the Investment Adviser determines the securities to be bought, sold or held in the Fund's portfolio, determines the timing and amount of transactions, and places orders with broker-dealers of its choice. The Business Manager provides the facilities and services required to carry on the Fund's general administrative and corporate affairs. Such services include providing executive personnel, clerical staff, office space and equipment, arranging for and supervising all shareholder services and federal and state regulatory compliance.
 The Investment Advisory and Business Management Agreements are subject to annual approval by (i)the Board of Directors of the Fund or (ii)vote of a majority (as defined in the Act) of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Directors who are not "interested persons" of the Fund by vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory and the Business Management Agreements were last approved by shareholders at the annual meeting on April 29, 1991. The Board of Directors, including a majority of the Directors who are not "interested persons" of the Fund, at a meeting held on March 5, 1998, voted to extend the Investment Advisory and Business Management Agreements for one year beginning May 1, 1998 until April 30, 1999. The Investment Advisory and Business Management Agreements are each terminable without penalty on not less than 60 days' notice by the Board of Directors of the Fund or by vote of the holders of a majority of the Fund's shares. Each will terminate automatically in the event of their assignment.
 The Chase Manhattan Bank (the "Custodian"), One Chase Manhattan Plaza, New York, NY 10081, serves as the Fund's custodian. As Custodian, it maintains custody of Fund assets, settles portfolio purchases and sales, collects portfolio income, maintains general ledger and capital stock accounts and investment ledgers, prepares daily trial balances and calculates net asset values. DST Systems, Inc. (the "Transfer Agent"), located at 210 W. 10th Street, Kansas City, MO 64105 serves as the Fund's transfer agent. The Transfer Agent maintains the Fund's official record of shareholders and, as dividend agent, it is responsible for crediting dividends to shareholders accounts.
 Johnson Lambert & Co., independent certified public accountants, located at 7500 Old Georgetown Road, Bethesda, Maryland 20814, has been selected as auditor for the Fund. In such capacity, Johnson Lambert & Co. conducts an annual audit of the Fund, meets with the Fund's Audit Committee and management at least annually, reads filings, such as Form N-SAR and registration statement amendments, prepares tax returns, and reads the Fund's annual and semi-annual reports.
Distribution Plan
 The Fund has adopted a Distribution Plan (the "Plan") under which the Fund will pay to the Distributor a monthly fee at a maximum annual rate of .25 of 1% of the Fund's net assets. Payments under the Plan will be made to the Distributor to finance activity which is primarily intended to result in the sale and retention of Fund shares including, but not limited to, advertising, salaries and other expenses of the Distributor relating to selling or servicing efforts, expenses of organizing and conducting sales seminars, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature and payments to dealers whose customers purchase Fund shares.
 The Plan, together with a distribution agreement with the Distributor, was approved by the Directors including a majority of the Directors who are not "interested persons", as defined in the Act, who have no direct or indirect financial interest in the operation of the Plan or the Distribution Agreement ("Plan Directors"). While the Plan is in effect, the selection and nomination of Directors who are not "interested persons" shall be committed to the discretion of Plan Directors. The Plan was approved by shareholders at the annual meeting on August 28, 1986. Renewal of the Plan must be considered by the Board of Directors annually after their review of information and consideration of all pertinent factors with respect to the Plan at a meeting called for that purpose. In considering whether to continue the Plan and any agreement related to it, the Directors have a duty to request and evaluate, and the Distributor has a duty to furnish, such information as the Directors deem reasonably necessary for them to reach an informed determination. Each year that the Plan remains in effect the Distributor will prepare and furnish to the Directors at least quarterly, and the Directors will review, a written report of the amounts expended under the Plan and the purpose for which expenditures were made.
 All material amendments to the Plan must be approved by a vote of the Directors, including a majority of the Plan Directors, at a meeting called for that purpose. The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval. The Plan may be terminated without penalty at any time by a vote of a majority of the Plan Directors or a majority of the outstanding shares of the Fund. Any agreement under the Plan may be terminated upon 60 days' written notice and will terminate automatically in the event of its assignment.
 The total amount paid to the Distributor under the Plan for the fiscal year ended December 31, 1997 was $84,223. Those amounts were expended as follows and such expenditures were reviewed quarterly by the Fund's Board of Directors:
  Service Fees to Dealers  $79,470
  Distributor's Selling and
  Servicing Expenses   $ 4,753
  All officers of the Fund and two of its Directors, who are "interested persons" of the Fund, are officers or directors of Washington Management Corporation or Washington Investment Advisers, Inc., wholly-owned subsidiaries of JLG. Johnston, Lemon, also a subsidiary of JLG, participates in receiving dealer service fee payments from the Plan. Some of the Fund's officers and two Directors who are "interested persons" of the Fund are also registered representatives with Johnston, Lemon and, as such, to the extent they have sold shares of the Fund, receive a portion of the service fee payments in the same manner as all other Johnston, Lemon registered representatives.
 During the fiscal year ended December 31, 1997, the Fund's Distributor, Vista Fund Distributors, Inc. ("VFD"), received $4,071 (after allowance to dealers), as its portion of sales charges paid by purchasers of the Fund's shares. Additionally, VFD received $84,223 from the Fund's Distribution Plan.
Johnston, Lemon received $7,601 in commissions from sales and $40,682 in dealer service fees from VFD in accordance with the terms of VFD's Selling Group Agreement. All of the officers of the Fund and two of its directors are officers of or associated with JLG.
 Brokerage commissions paid on portfolio transactions for the fiscal years ended December 31, 1997, 1996, and 1995 amounted to $17,314, $21,010 and
$31,032, respectively. Differences in commission amounts reflect essentially differences in aggregate dollar amount of the portfolio transactions. During fiscal years ended December 31, 1997, 1996, and 1995 Johnston, Lemon received $0, $0 and $1,096, respectively, in commissions for executing portfolio transactions for the Fund.
    EXECUTION OF PORTFOLIO TRANSACTIONS
    AND BROKERAGE ALLOCATION
 Orders for the Fund's portfolio securities transactions are placed by the Investment Adviser. The objective of the Fund is to obtain the best available prices in its portfolio transactions taking into account the costs and promptness of executions. There is no agreement or commitment to place orders with any broker-dealer. In transactions executed in the over-the-counter market, purchases and sales are transacted directly with principal market-makers except in those circumstances where, in the opinion of the Investment Adviser, better prices and executions are available elsewhere.
 Subject to the requirement of seeking the best available prices and executions, the Investment Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable prices and execution, give preference to broker-dealers which have provided research, statistical, and other related services to the Investment Adviser for the benefit of the Fund if, in its judgment, the Fund will obtain prices and executions comparable with those available from other qualified firms. The Investment Adviser is of the opinion that while such research and related services are useful in varying degrees, they are of indeterminable value and do not reduce the expenses of the Investment Adviser.
 The Directors of the Fund have adopted a policy which permits the Investment Adviser, subject to the objective of obtaining the best price and execution, to consider a broker-dealer's sale of Fund shares as a factor in selecting from among broker-dealers qualified to offer comparable prices and execution of portfolio transactions. This policy does not imply a commitment by the Fund to execute portfolio transactions through all broker-dealers which sell shares of the Fund. The Investment Adviser will periodically report to the Directors to enable them to assure themselves that the best execution objective continues to be paramount in selection of executing broker-dealers.
 The Fund's Board of Directors has determined that the Fund may effect portfolio transactions through Johnston, Lemon (i) if, in the Investment Adviser's judgment, the use of Johnston, Lemon is likely to result in prices and executions at least as favorable as those of other qualified broker-dealers, (ii) if, in the transaction, the commission, fee or other remuneration to be received by Johnston, Lemon is consistent with those charged by Johnston, Lemon to comparable unaffiliated customers in similar transactions and (iii) if such commission, fee or other remuneration is reasonable and fair compared to the commission, fee or other remuneration received by other broker-dealers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. The Fund's Board of Directors, including a majority of those Directors who are not "interested persons" of the Fund, have adopted procedures which are reasonably designed to provide that any commission, fee or other remuneration received by Johnston, Lemon is consistent with these standards. Johnston, Lemon will not participate in commissions from brokerage given by the Fund to other brokers or dealers. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. The Fund will in no event effect principal transactions with Johnston, Lemon, even in securities in which Johnston, Lemon makes a market.
 The Fund does not consider that it has an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations. Nevertheless, the personnel of the Investment Adviser are authorized to negotiate payment only for brokerage services rendered and not for research, statistical or other services. The Fund does not authorize the payment of commissions to broker-dealers in excess of commissions other qualified broker-dealers would have charged for handling comparable transactions in recognition of their having provided research, statistical, or other related services, or of their having sold Fund shares.
          PURCHASE, REDEMPTION AND
PRICING OF SECURITIES BEING OFFERED
How to Purchase Shares
 Vista Fund Distributors, Inc., is the Distributor of the Fund shares. The information pertaining to the purchase and redemption of the Fund's shares appearing in the Prospectus under the caption "HOW TO PURCHASE SHARES" is hereby incorporated by reference.
 The Fund's shares may be purchased at their net asset value next computed after receipt of an order, plus a sales charge (the "Offering Price"), through broker-dealers who have current sales agreements with the Distributor. In the alternative, once an account has been established and the selling broker-dealer has been recorded, additional Fund shares may be purchased by wire or by sending a check payable to The Growth Fund of Washington, Inc. with the shareholder's Fund account number indicated on the check, to:
    Chase Vista Service Center
    P.O. Box 419392
    Kansas City, MO  64141-6392
The "Invest by Mail" stub which accompanies each Fund confirmation statement should be included with any purchase order. The Fund will send each shareholder a statement confirming the number of shares purchased.
 Purchases may also be made by automatic investment plan whereby your bank account is debited at specified amounts and intervals or by telephone if certain preauthorization and indemnification is made (see items 5, 6, and 8 of the Account Application).
 A minimum initial investment of $2,500 ($1,000 for IRAs, SEP IRAs and Systematic Investment Plans) is required to open a shareholder account and each subsequent investment must be $100 or more.
 Fund shares may be purchased in full and fractional shares calculated to three decimal places and acquired through a broker-dealer or the transfer agent. No stock certificate will be issued unless a shareholder makes a written request therefor to the Transfer Agent at the above address, in which case a certificate will be provided at no cost to the shareholder. No certificates will be issued for fractional shares.
How to Redeem Shares
 The information pertaining to redemption of the Fund's shares appearing in the Prospectus under the caption "HOW TO REDEEM SHARES" is hereby incorporated by reference.
 Shares tendered for redemption to Vista Service Center at the address given above under "How to Purchase Shares" are redeemed without charge but shares tendered for redemption through Dealers may be subject to a service charge by such Dealers. The redemption price may be more or less than the shareholder's cost for the redeemed shares depending on the market value of the Fund's portfolio securities at the time of redemption.
                        DETERMINATION OF NET ASSET VALUE
 The Fund's net asset value per share is determined as of the close of trading on the New York Stock Exchange (the "NYSE") (currently 4:00 p.m. New York time for stocks and 4:15 p.m. for options) on each day, Monday through Friday, on which the NYSE is open for trading. The Fund is not required to determine its net asset value per share on days when changes in the value of its portfolio securities will not affect such value or on days during which no orders to purchase or sell Fund shares are received. Net asset value per share is computed by dividing the value of the Fund's total assets less liabilities by
the total number of shares outstanding.  The Fund's expenses   and fees are
accrued daily and taken into account in determining the net asset value.
                                   TAX STATUS
 The Fund intends to qualify and elect to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code ("Code").
Qualification and election to be taxed as a regulated investment company involve no supervision or management by any government agency. To qualify as a regulated investment company the Fund must distribute to shareholders at least 90% of its net investment income, and meet certain diversification of assets, source of income, and other requirements of the Code. By so doing, the Fund will not be subject to income tax on that portion of its net investment income and net realized capital gains distributed to shareholders. If the Fund does not meet all of these Code requirements, it will be taxed as an ordinary corporation and its dividends and distributions will be taxable to shareholders as ordinary income dividends regardless of whether such distributions were derived from the Fund's net long-term capital gains.
 The Fund will be subject to a non-deductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax the Fund must distribute during each calendar year (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses for the twelve-month period ending on December 31, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, the Fund intends, to the extent practicable, to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid during the calendar year if it is declared by the Fund in December, with a record date in that month, and paid by the Fund by January 31 of the following year. Such distributions will be taxable to shareholders in the year the distributions are declared, rather than the year in which the distributions are received.
 Dividends from net investment income and net short-term capital gain distributions are taxable to shareholders as ordinary income. To the extent determined each year, such dividends are eligible for the dividends received deduction available to corporations.
 Distributions of net long-term capital gains are taxable to shareholders as long-term capital gains, regardless of the length of time the Fund shares have been held by a shareholder, and are not eligible for the dividends received
deduction.  A loss by a   shareholder on the sale of shares of the Fund with
respect to which long-term capital gain distributions have been paid will, to the extent of such long-term capital gain distributions, be treated as long-term capital loss even though such shares have been held by the shareholder for less than one year.
 All dividends and distributions are taxable to the shareholder whether reinvested in additional shares or received in cash. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share equal to the net asset value of a share of the Fund on the reinvestment date. Shareholders will be notified annually as to the federal tax status of such payments.
 Distributions and dividends by the Fund reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, it nevertheless would be taxable to the shareholder as ordinary income or capital gains as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Therefore, those purchasing Fund shares just prior to a distribution will receive a return of capital upon the ensuing distribution which will nevertheless be taxable to them.
 Upon redemption, sale or exchange of his shares, a shareholder will realize a taxable gain or loss depending upon his cost basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Such gain or loss will be long-term or short-term depending on the shareholder's holding period for the shares.
 A gain realized on a redemption will not be affected by exercise of the reinstatement privilege. A loss realized on a redemption, however, will be disallowed to the extent the shares redeemed are replaced pursuant to exercise of the reinstatement privilege. In such case, the basis of the shares acquired pursuant to the exercise of the reinstatement privilege will be adjusted to reflect the disallowed loss.
 Certain of the options transactions that may be undertaken by the Fund would
result in "straddles" for federal income tax    purposes.  Without regard to
the straddle rules, any gains (or losses) on the options are generally considered short-term capital gains (or losses) for federal income tax purposes. The straddle rules, however, may affect the character of gains (or losses) realized. Losses realized by the Fund on either options or the underlying securities may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few of the regulations implementing the straddle rules have been promulgated, the consequences of straddle transactions to the Fund are not entirely clear.
 The Fund is required to report to the Internal Revenue Service all dividends and distributions as well as gross proceeds from the redemption of Fund shares, except in the case of certain exempt shareholders. All dividends and proceeds will be subject to withholding of federal income tax at a rate of 31% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number or social security number, (2) the Internal Revenue Service notifies the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such dividends or proceeds, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld.
 The foregoing discussion relates only to federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Distributions and dividends by the Fund also may be subject to state and local taxes, and their treatment under state and local income tax laws may differ from federal income tax treatment. Shareholders should consult their tax advisers with respect to particular questions of federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Fund, including the likelihood that dividends to them would be subject to withholding of U.S. tax.
                               INVESTMENT RESULTS
 From time to time, the Fund may use hypothetical investment examples and performance information in advertisements, shareholder reports or other communications to shareholders. From time to time, the performance and yield of the Fund may be quoted and compared to those of other mutual funds with similar investment objectives, unmanaged investment accounts, including savings accounts, or other similar products and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Fund may be compared to data prepared by CDA/Wiesenberger, Ibbotson Associates, Lipper Analytical Services and Morningstar, Inc. Performance and yield data as reported in national financial publications including, but not limited to, MONEY MAGAZINE, FORBES, BARRON'S, THE WALL STREET JOURNAL and THE NEW YORK TIMES, or in local or regional publications, may also be used in comparing the performance and yield of the Fund. Additionally, the Fund may, with proper authorization, reprint articles written about the Fund and provide them to prospective shareholders.
 Quotations of total return for the Fund will be expressed in terms of the annual compound rate of return of a hypothetical investment in the Fund over periods of 1 year, five years and 10 years, calculated pursuant to the following formula required by the Securities and Exchange Commission: P(1 +
T)/n/ = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.
 The Fund's average annual compound rates of return for the 1, 5 and 10 year periods, ending December 31, 1997 were +28.71%, +16.79% and +13.56%
respectively. These figures assume deduction of the maximum sales charge of 5.75% from the investment at the beginning of each period and assume that all dividends and distributions are reinvested at net asset value on the reinvestment date. (Sales charges are reduced under certain circumstances as described in the Prospectus under "How to Purchase Shares", but these reductions are not reflected in the quoted return figures above.) The average annual compound rates of return for the same periods without assuming deduction of a sales charge would be +36.56%, +18.17% and +14.23%, respectively.
 The Fund's investment results will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses, so that total return should not be considered representative of what an investment in the Fund may earn in any future period. These factors and possible differences in the methods used in calculating performance should be considered when comparing the Fund's investment results with those published for other investment companies, other investment vehicles and unmanaged indices. The Fund's results also should be considered relative to the risks associated with its investment objective and policies.

                                   YEAR 2000
The Fund and its shareholders depend on the proper functioning of computer systems maintained by key service providers, including the investment adviser, administrator, transfer agent and custodian. Many computer systems in use today will require reprogramming or replacement prior to the year 2000 because of the way they store dates and make date-related calculations. The Fund understands that these service providers are taking steps to address the "Year 2000 problem". However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund. In addition, the Fund's investments may be impacted by the Year 2000 problem. For example, the markets for securities in which the Fund invests could experience settlement problems and liquidity issues. Corporate and government data processing errors may cause losses for individual companies and overall economic uncertainties. Earnings of individual issuers are likely to be affected by the costs of addressing the problem, which may be substantial and may be reported inconsistently.

                              FINANCIAL STATEMENTS
 The Investment Portfolio, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, Notes to Financial Statements, and Report of Independent Accountants contained in the Attached Annual Report dated December 31, 1997, are hereby incorporated by reference into this statement of additional information.